UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2017

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2017, FactSet Research Systems Inc. (“FactSet” or the “Company”) held its 2017 Annual Meeting of Stockholders of FactSet (the “Meeting”).

FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated

At the Meeting, FactSet stockholders approved the Company’s Stock Option and Award Plan, as Amended and Restated (the “Long Term Incentive Plan” or “LTIP”). As a result of such approval, the LTIP increases the number of shares reserved for issuance under the LTIP, incorporates several provisions that are favorable to FactSet’s stockholders, adds performance measures, extends the term of the LTIP so that it will survive ten years from approval, and makes certain other changes to update the LTIP. A more complete description of the terms of the LTIP are described in “Proposal 4 - Approval of FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated” in the Company’s 2017 definitive proxy statement filed with the Securities and Exchange Commission on October 30, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from FactSet’s Proxy Statement are qualified in their entirety by reference to the LTIP, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K.

FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated

At the Meeting, FactSet stockholders approved the Company’s Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated (the “Director Plan”). As a result of such approval, the Director Plan increases the number of shares reserved for issuance under the plan, adds the ability to grant restricted shares and restricted share units, adds an annual grant limit, clarifies the share recycling provision, extends the term of the plan so that it will survive ten years from approval, and makes certain other changes to update the plan. A more complete description of the terms of the Director Plan are described in “Proposal 5 - Approval of FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated” in the Company’s 2017 Proxy Statement. The foregoing descriptions and the description incorporated by reference from FactSet’s Proxy Statement are qualified in their entirety by reference to the Director Plan, a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K.

FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated

At the Meeting, FactSet stockholders approved the Company’s Employee Stock Purchase Plan, as Amended and Restated (the “ESPP”). As a result of such approval, the ESPP makes certain changes to update the existing plan including allowing participation after fiscal year 2018. A more complete description of the terms of the ESPP are described in “Proposal 6 - Approval of FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated” in the Company’s Proxy Statement. The foregoing descriptions and the description incorporated by reference from FactSet’s Proxy Statement are qualified in their entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.3 to this current report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following seven proposals were submitted to stockholders of FactSet at the Meeting:

1.	To elect three directors to the Board of Directors.

2.	To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet’s independent registered accounting firm for the fiscal year ending August 31, 2018.

3.	To approve, by non-binding vote, the compensation of the Company’s named executive officers.

4.	To approve the FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated.

5.	To approve the FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated.

6.	To approve the FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated.

7.	To recommend, by non-binding vote, the frequency of executive compensation voting.

For more information about the foregoing proposals, refer to the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on October 30, 2017. Holders of FactSet common stock were entitled to one vote per share and vote together as a single class on all matters submitted to a vote of stockholders. The ratification of the Company’s independent registered public accounting firm (Proposal 2) is a discretionary item as defined by the New York Stock Exchange; however, Proposal 1 (election of directors), Proposal 3 (approval of compensation), Proposal 4 (approval of the Amended Stock Option and Award Plan), Proposal 5 (approval of the Amended Non-Employee Directors’ Stock Option and Award Plan), Proposal 6 (approval of the Amended Employee Stock Purchase Plan), and Proposal 7 (approval of an annual advisory vote on executive compensation) are considered non-discretionary items and thus brokers were not permitted to vote shares in these matters unless instructions on how to vote these shares were provided to the broker.

Since a quorum was present at the Meeting, the approval of each proposal required the number of votes described below:

●

Under the Company’s amended by-laws, the nominees for election as directors of the Company are elected by majority vote, meaning that in an uncontested director election when the number of votes cast “FOR” a director exceeds the number of votes cast “AGAINST” that director, the nominee will be elected as a director.

●

The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended August 31, 2018 requires that a majority of the votes cast at the meeting (either in person or by proxy) be voted “FOR” this proposal.

●

The approval of a resolution approving the compensation of FactSet’s named executive officers as disclosed in the Proxy Statement is an advisory vote; however, the Company values the opinions of its stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

●

The approval of the FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated, requires that a majority of the votes cast at the Meeting (either in person or by proxy) be voted “FOR” this proposal.

●

The approval of the FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated, requires that a majority of the votes cast at the Meeting (either in person or by proxy) be voted “FOR” this proposal.

●

The approval of the FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated, requires that a majority of the votes cast at the Meeting (either in person or by proxy) be voted “FOR” this proposal.

●

The determination of how often a resolution to approve executive officer compensation will be submitted to an advisory vote of stockholders will be determined by a majority of the votes cast at the meeting, except that if no option receives a majority of the votes cast at the meeting, FactSet will consider the option that receives the most votes as the option selected by stockholders.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal 1: To elect three members to FactSet’s Board of Directors.

Nominee	For	Against	Abstained	Broker Non-Votes
Robin A. Abrams	32,736,129	316,959	21,923	2,590,589
Malcolm Frank	32,898,023	153,675	23,313	2,590,589
Laurie Siegel	32,540,098	513,327	21,586	2,590,589

The three nominees were elected to FactSet’s Board of Directors. Robin A. Abrams, Malcolm Frank and Laurie Siegel will serve as directors until the Company’s 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors whose terms of office continued after the Meeting are: Scott A. Billeadeau, Philip A. Hadley, Sheila B. Jordan, James J. McGonigle, F. Philip Snow and Joseph R. Zimmel.

Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet’s independent registered public accounting firm for the fiscal year ending August 31, 2018.

For	35,618,568
Against	38,717
Abstained	8,315

The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, by a non-binding vote, the fiscal 2017 compensation awarded to the Company’s named executive officers.

For	31,636,433
Against	36,687
Abstained	1,401,891
Broker Non-Votes	2,590,589

The fiscal 2017 compensation awarded to FactSet’s named executive officers was approved by a non-binding vote.

Proposal 4: To approve the FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated.

For	29,579,507
Against	3,458,822
Abstained	36,682
Broker Non-Votes	2,590,589

The FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated, was approved.

Proposal 5: To approve the FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated.

For	27,624,431
Against	5,414,900
Abstained	35,680
Broker Non-Votes	2,590,589

The FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated, was approved.

Proposal 6: To approve the FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated.

For	32,923,987
Against	117,229
Abstained	33,795
Broker Non-Votes	2,590,589

The FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated, was approved.

Proposal 7: To recommend, by non-binding vote, the frequency of executive compensation voting.

1 Year	30,231,233
2 Years	26,897
3 Years	2,780,252
Abstained	36,629
Broker Non-Votes	2,590,589

The frequency of one-year received the highest number of votes and was deemed the frequency selected by the Company’s stockholders, by a non-binding vote.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

10.1	FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated

10.2	FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated

10.3	FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)

Date: December 21, 2017	/s/ MAURIZIO NICOLELLI
Maurizio Nicolelli
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description of Document

10.1	FactSet Research Systems Inc. Stock Option and Award Plan, as Amended and Restated

10.2	FactSet Research Systems Inc. Non-Employee Directors’ Stock Option and Award Plan, as Amended and Restated

10.3	FactSet Research Systems Inc. Employee Stock Purchase Plan, as Amended and Restated